UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2004

Progress Software Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)

(781) 280-4000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number	Description
99.1	Press Release dated June 17, 2004.

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EX-99.1 PRESS RELEASE DATED JUNE 17, 2004

Item 12. Results of Operations and Financial Condition

On June 17, 2004, Progress Software Corporation (the Company) announced via press release the Company’s financial results for the second quarter ended May 31, 2004. A copy of the Company’s press release is attached as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached exhibit are furnished under Item 12 of Form 8-K and are furnished to, but not filed with, the SEC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2004	Progress Software Corporation

	By:	/s/ Norman R. Robertson
Senior Vice President, Finance and
Administration and Chief
Financial Officer